Exhibit 10.2

Amendment No. 1 to Financial Advisory Engagement Agreement

This Amendment No. 1 (this “Amendment”) to the Financial Advisory Engagement Agreement dated as of December 27, 2024 (the “Agreement”) is entered into as of April 17, 2025, by and between TIAN RUIXIANG Holdings Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”), and JAASH Investment Limited, a company incorporated and existing under the laws of the British Virgin Islands (“Advisor”). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

1. Amendment to Section 3 – Compensation

Section 3(a) of the Agreement is hereby amended and restated in its entirety as follows:

(a) Issue to Advisor and/or one or more persons or entities designated in writing by Advisor (each, a “Designee”, and together with Advisor, the “Recipients”), shares of the Company equal in the aggregate to 10% of the shares issued by the Company in the Transaction (the “Service Consideration Shares”). The Service Consideration Shares shall be issued in book-entry format or evidenced by share certificates, in either case without registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and shall bear or be deemed to bear an appropriate restrictive legend indicating that the securities have not been registered under the Securities Act and may not be offered, sold, transferred, or otherwise disposed of except pursuant to an effective registration statement or an available exemption from registration under the Securities Act.

Section 3(b) remains unchanged.

2. New Section 4.3 – Additional Representations for Private Placement

A new Section 4.3 is added to the Agreement as follows:

4.3 Private Placement Representations

(a) Advisor Representations. Advisor represents and warrants to the Company that:

(i) It is acquiring the Service Consideration Shares for its own account (or for the account of its Designee(s)), for investment purposes only, and not with a view to the resale or distribution thereof in violation of the Securities Act;

(ii) It is an “accredited investor” as defined in Rule 501(a) under the Securities Act;

(iii) It understands that the Service Consideration Shares have not been registered under the Securities Act or any state securities laws and must be held indefinitely unless subsequently registered or an exemption from such registration is available; and

(iv) It has had the opportunity to ask questions and receive answers concerning the Company and the issuance of the Service Consideration Shares and has received all information it has requested.

(b) Designee Representations. Each Designee receiving Service Consideration Shares shall execute and deliver to the Company a written acknowledgment in the form attached hereto as Exhibit A, pursuant to which such Designee shall:

(i) Make the same representations and warranties as set forth in Section 4.3(a), mutatis mutandis; and

(ii) Acknowledge and agree to the transfer restrictions applicable to the Service Consideration Shares under the Securities Act and the Agreement.

3. No Other Amendments

Except as expressly amended by this Amendment, all other terms and provisions of the Agreement shall remain in full force and effect.

4. Governing Law

This Amendment shall be governed by and construed in accordance with Section 7 of the Agreement.

5. Confirmation of Original Agreement Date

The parties hereby confirm that the original Financial Advisory Engagement Agreement was duly entered into as of December 27, 2024.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

TIAN RUIXIANG Holdings Ltd.

By:	/s/ Sheng Xu
Name: Sheng Xu
Title: Chairman of the Board

JAASH Investment Limited

By:	/s/ Yi Liu
Name: Yi Liu
Title: Chairman

Exhibit A

Designee Acknowledgment and Representation Letter

To: TIAN RUIXIANG Holdings Ltd.
Date: April 17, 2025

Reference is made to that certain Financial Advisory Engagement Agreement dated as of December 27, 2024, as amended by Amendment No. 1 dated as of April 17, 2025 (together, the “Agreement”), by and between TIAN RUIXIANG Holdings Ltd. (the “Company”) and JAASH Investment (“Advisor”).

The undersigned (the “Designee”) has been designated by Advisor to receive a portion of the Service Consideration Shares pursuant to Section 3(a) of the Agreement. In connection therewith, the Designee hereby acknowledges and agrees as follows:

1.	Investment Intent: Designee is acquiring the Service Consideration Shares for its own account, for investment purposes only, and not with a view to the resale or distribution thereof in violation of the Securities Act.

2.	Accredited Investor: Designee is an “accredited investor” as defined in Rule 501(a) under the U.S. Securities Act of 1933, as amended.

3.	Unregistered Securities: Designee understands that the Service Consideration Shares are being issued without registration under the Securities Act or any state securities laws and must be held indefinitely unless subsequently registered or an exemption from registration is available.

4.	Transfer Restrictions: Designee acknowledges that the Service Consideration Shares will be subject to restrictive legends and transfer restrictions as set forth in the Agreement and applicable law.

5.	Access to Information: Designee has had the opportunity to obtain information from the Company and Advisor, ask questions, and receive satisfactory answers relating to the investment.

This letter is to direct the Company to, and the Company is hereby authorized to, issue an aggregate of 10% of shares issued by the Company in the Transaction(the “Service Consideration Shares”) to the following designees in the amounts specified in the table below (collectively, the “Issuances”).

Name	Address	Percent of Service Consideration Shares	Relationship with Consultant
JAASH Investment Limited	Room 706, 7th Floor, Heshenghui Office Building, Xida Wang Road, Chaoyang District, Beijing	26.4%
Axe investment Ltd	Room 746, S3-M31, 3rd Floor, Building 1, 101, No. 22, Xidawang Road, Chaoyang District, Beijing	31.2%	Employee
XIAO YU Limited	Room 706, 7th Floor, Heshenghui Office Building, Xida Wang Road, Chaoyang District, Beijing	0.8%	Employee
SunWealth Limited	Room 502, Building 13 Huifu Bieyuan, Biyang Town, Yixian County, Huangshan City, Anhui Province China	20%	Employee
Westelite Limited	Yard No. 11, Fucheng Road, Ganjiakou Street,Haidian District, Beijing,China	21.6%	Employee

IN WITNESS WHEREOF, the undersigned has executed this Acknowledgment and Representation Letter as of the date first above written.

Designee Name: Axe investment Ltd.

Signature:	/s/ Yi Liu
Name: Yi Liu
Title (if applicable):

Designee Name: Westelite Limited

Signature:	/s/ Jiancheng Zhang
Name: Jiancheng Zhang
Title (if applicable):

Designee Name: XIAO YU Limited

Signature:	/s/ Yu Chen
Name: Yu Chen
Title (if applicable):

Designee Name: SunWealth Limited

Signature:	/s/ Dandan Guo
Name: Dandan Guo
Title (if applicable):